UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2014

BECTON, DICKINSON AND COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1 Becton Drive

Franklin Lakes, New Jersey 07147-1880

(Address of Principal Executive Offices including Zip Code)

(201) 847-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 14, 2014, Becton, Dickinson and Company (NYSE:BDX) (“BD” or the “Company”) entered into a 364-day bridge term loan agreement (the “Bridge Loan Agreement”), by and among BD, as borrower, Goldman Sachs Bank USA, as administrative agent (the “Administrative Agent”) and the lenders party thereto. An aggregate principal amount of $9.1 billion will be available to BD in a single draw under the Bridge Loan Agreement and may be used only to pay (i) a portion of the cash consideration due in connection with BD’s previously announced and currently pending acquisition of CareFusion Corporation, a Delaware corporation (“CareFusion”), pursuant to an agreement and plan of merger, dated October 5, 2014, by and among BD, CareFusion and Griffin Sub, Inc., a Delaware corporation and wholly owned subsidiary of BD (the “Merger”) and (2) transaction costs associated with the Merger and the other transactions contemplated thereby, including the fees and expenses associated with the Bridge Loan Agreement and the Notes (as defined herein).

As previously announced, BD plans to consummate the Merger using cash on hand and permanent financing and only intends to borrow under the Bridge Loan Agreement to the extent BD is unable to obtain the contemplated permanent financing for the Merger. BD currently expects that such permanent financing may consist of senior notes (“Notes”), a term loan or some combination thereof although there is no assurance that any permanent financing will be obtained.

Under the Bridge Loan Agreement, Goldman Sachs Bank USA will act as administrative agent, sole lead arranger and sole bookrunner; JPMorgan Chase Bank, N.A. acts as co-arranger and syndication agent; and The Bank of Tokyo-Mitsubishi UJF, Ltd., BNP Paribas, Citibank, N.A. and Morgan Stanley Senior Funding, Inc. act as co-arrangers and documentation agents.

The Bridge Loan Agreement is unsecured. If BD borrows under the Bridge Loan Agreement (the “Loan”), the interest rate may equal either the Eurodollar rate, plus a margin of 100 to 250 basis points, or a base rate, plus a margin of 0 to 150 basis points. The applicable margin will be determined based on both (i) the credit ratings of BD’s then-current long-term senior unsecured, unguaranteed debt securities and (ii) the number of days the Loan remains outstanding.

The covenants in the Bridge Loan Agreement are substantially similar to those in our existing Five-Year Credit Agreement, dated as of May 18, 2012, by and among BD, as borrower, Citibank, N.A., as administrative agent, and the other lenders party thereto from time to time (as amended or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”). The financial covenants in the Bridge Loan Agreement require BD to have (i) a ratio of consolidated EBITDA (as defined in the Bridge Loan Agreement) to interest expense of not less than 5.00:1.00 as of the last day of each fiscal quarter (as required by the Existing Credit Agreement) and (ii) a ratio of Debt (as defined in the Bridge Loan Agreement) to EBITDA of no more than 4.75:1:00 as of the last day of each fiscal quarter following the closing of the Bridge Loan Agreement. The Bridge Loan Agreement also contains covenants that restrict BD in respect of, among other things, mergers and consolidations, sales of all or substantially all assets, incurrence of liens, change in nature of business and transactions with affiliates. The Bridge Loan Agreement is subject to acceleration upon the occurrence of an event of default, including cross-default with regard to indebtedness of BD or its subsidiaries in excess of $200 million in the aggregate; failure to make a payment on other indebtedness of BD or its subsidiaries in an aggregate principal outstanding amount of at least $25 million; change of control (as defined in the Bridge Loan Agreement); entry of judgment, or order to pay, of $25 million or more which is not stayed; the occurrence of certain Employee Retirement Income Security Act of 1974 or bankruptcy events; failure to make payments under the Bridge Loan Agreement when due; and breach of representations and warranties or covenants under the Bridge Loan Agreement.

Borrowing under the Bridge Loan Agreement is subject to certain conditions precedent, including, among other conditions, the consummation of the Merger in accordance with the Merger Agreement; the absence since June 30, 2014 of undisclosed CareFusion material adverse effects (as defined in the Bridge Loan Agreement); the delivery of certain information, including financial information, to the Administrative Agent; the accuracy of certain representations and warranties; the absence of certain defaults or events of default; and prior marketing of the Notes. If BD borrows under the Bridge Loan Agreement, the Loan would be due and payable within one year of borrowing.

The descriptions of the provisions of the Bridge Loan Agreement are summary in nature and are qualified in their entirety by reference to the full and complete terms of the Bridge Loan Agreement, which is filed herewith as Exhibit 10.1.

Some of the agents and lenders under the Bridge Loan Agreement and certain of their affiliates have engaged, and in the future may engage, in investment banking transactions, including securities offerings, and in general financing and commercial banking transactions with, and the provision of services to, BD and its affiliates in the ordinary course of business and otherwise for which they have received, and will in the future receive, customary fees.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any of the securities described herein. The offering of any of the securities described herein is subject to certain market and other conditions and may not occur as described or at all.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure of the material terms and conditions of the Bridge Loan Agreement contained in Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

10.1*	364-Day Bridge Term Loan Agreement, dated November 14, 2014

*	Filed herewith.

Forward-Looking Statements

This communication contains certain estimates and other forward-looking statements (as defined under Federal securities laws). Forward looking statements generally are accompanied by words such as “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding the estimated or anticipated future results of BD, and of the combined company following BD’s proposed acquisition of CareFusion, the anticipated benefits of the proposed combination, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts. These statements are based on the current expectations of BD and CareFusion management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding BD and CareFusion’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the ability of the parties to successfully close the proposed acquisition, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction; risks relating to the integration of CareFusion’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe; the outcome of any legal proceedings related to the proposed merger; access to available financing for the refinancing of BD’s or CareFusion’s debt on a timely basis and reasonable terms; the ability to market and sell CareFusion’s products in new markets, including the ability to obtain necessary regulatory product registrations and clearances; the loss of key senior management or other associates; the anticipated demand for BD’s and CareFusion’s products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures; the impact of competition in the medical device industry; the risks of fluctuations in interest or foreign currency exchange rates; product liability claims; difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches; risks relating to fluctuations in the cost and availability of raw materials and other sourced products and the ability to maintain favorable supplier arrangements and relationships; successful compliance with governmental regulations applicable to BD, CareFusion and the combined company; changes in regional, national or foreign economic conditions; uncertainties of litigation, as well as other factors discussed in BD’s and CareFusion’s respective filings with the Securities Exchange Commission (SEC). BD and CareFusion do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, on November 4, 2014, BD filed with the SEC a registration statement on Form S-4 that constitutes a preliminary prospectus of BD and includes a preliminary proxy statement of CareFusion. The registration statement has not yet become effective. After the registration statement has been declared effective by the SEC, the definitive proxy statement/

prospectus will be delivered to stockholders of CareFusion. BD and CareFusion also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the registration statement and the definitive proxy statement/prospectus (when available) and other relevant documents filed by BD and CareFusion with the SEC at the SEC’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e-mail or written request by contacting the investor relations department of BD or CareFusion at the following: Monique N. Dolecki, Investor Relations – 201-847-5378 Monique_Dolecki@bd.com or Jim Mazzola, Investor Relations – 858-617-1203 Jim.Mazzola@CareFusion.com

PARTICIPANTS IN THE SOLICITATION

BD and CareFusion and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about BD’s directors and executive officers is available in BD’s proxy statement dated December 19, 2013, for its 2014 Annual Meeting of Shareholders and subsequent SEC filings. Information about CareFusion’s directors and executive officers is available in CareFusion’s proxy statement dated September 25, 2014, for its 2014 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BD or CareFusion as indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY

By	/s/ Gary DeFazio
Gary DeFazio
Vice President and Corporate Secretary

Date: November 14, 2014

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

10.1*	364-Day Bridge Term Loan Agreement, dated November 14, 2014

*	Filed herewith.